                                                                               .
                                                                               .
                                                                               .

                        Table of Contents

                                 OVERVIEW
                   LETTER TO SHAREHOLDERS       1
                        ECONOMIC SNAPSHOT       2

                      PERFORMANCE SUMMARY
                        RETURN HIGHLIGHTS       4

                    PORTFOLIO AT A GLANCE
               SIX-MONTH DIVIDEND HISTORY       6
                         ASSET ALLOCATION       6
                      COUPON DISTRIBUTION       6
         Q&A WITH YOUR PORTFOLIO MANAGERS       7
                        GLOSSARY OF TERMS      10

                           BY THE NUMBERS
                  YOUR FUND'S INVESTMENTS      11
                     FINANCIAL STATEMENTS      15
            NOTES TO FINANCIAL STATEMENTS      21

                   VAN KAMPEN INVESTMENTS
           THE VAN KAMPEN FAMILY OF FUNDS      31
BOARD OF TRUSTEES AND IMPORTANT ADDRESSES      32

This report must be preceded or accompanied by a prospectus for the fund being offered.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO SHAREHOLDERS
April 30, 2003

Dear Shareholder:

As the conflict in Iraq gives way to reconstruction, the nation has focused renewed attention on domestic matters, such as tax-cut proposals and corporate earnings announcements.

Yet, many investors still find themselves at a crossroads, with the questions of past months unresolved: Is it too soon for optimism about the market? Will a sustainable rebound begin? What investment strategies are appropriate in today's economic environment?

At Van Kampen, we believe that diversification and asset allocation remain the best investment strategies--in any market climate. We encourage you to not let the events of the day deter you from your long-term plans. We also believe strongly in the value of active portfolio management and investment advice. Your financial advisor is uniquely qualified to address your concerns on a personal level, and to help you make sure that your asset allocation is suitable for you.

                  As always, remember that you have a time-tested partner in Van Kampen. You can be confident our experienced portfolio managers are overseeing--with utmost vigilance--the assets entrusted to their care.

All of us at Van Kampen remain grateful for the trust you have placed in us and for the opportunity to help you achieve life's true wealth.

Sincerely,

[SIG]
David M. Swanson
Chief Operating Officer
Van Kampen Asset Management Inc.

ECONOMIC SNAPSHOT

THE ECONOMY
ECONOMIC DATA FOR MARCH 2003 PROVIDED A FUZZY PICTURE OF THE OVERALL ECONOMY. AS COALITION FORCES MOVED INTO IRAQ AT THE BEGINNING OF MARCH, THE CNN EFFECT TOOK HOLD AND CONSUMERS STAYED HOME TO WATCH EVENTS UNFOLDING.

ANECDOTAL EVIDENCE ON SALES, AT BOTH THE CONSUMER AND CORPORATE LEVEL, REFLECTED THIS WAIT-AND-SEE ATTITUDE. A STATISTICAL COMPARISON OF MARCH 2003 AND MARCH 2002, WHICH INCLUDED THE EASTER HOLIDAY, MADE THE CURRENT ECONOMIC ENVIRONMENT APPEAR LESS ROBUST THAN THE PREVIOUS YEAR. HOWEVER, ONCE THE ACTUAL DATA WAS RELEASED, RETAIL SALES PROVED MUCH STRONGER THAN ANTICIPATED WHILE MANUFACTURING AND EMPLOYMENT FIGURES REMAINED WEAK.

BY LATE MARCH, ENERGY PRICES--INCLUDING GASOLINE, HEATING OIL AND NATURAL GAS-- RETREATED TO MUCH LOWER LEVELS. AS A RESULT, INFLATIONARY PRESSURES EVIDENT EARLY IN THE MONTH RECEDED.

U.S. GROSS DOMESTIC PRODUCT

SEASONALLY ADJUSTED ANNUALIZED RATES

(March 31, 2001--March 31, 2003)

[BAR GRAPH]

                                                                      U.S. GROSS DOMESTIC PRODUCT
                                                                      ---------------------------
Mar 01                                                                           -0.6%
Jun 01                                                                           -1.6%
Sep 01                                                                           -0.3%
Dec 01                                                                            2.7%
Mar 02                                                                            5.0%
Jun 02                                                                            1.3%
Sep 02                                                                            4.0%
Dec 02                                                                            1.4%
Mar 03                                                                            1.6%

Source: Bureau of Economic Analysis

INTEREST RATES AND INFLATION

(March 31, 2001--March 31, 2003)

[LINE GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Mar 01                                                                      5.00                               2.90
                                                                            4.50                               3.30
                                                                            4.00                               3.60
Jun 01                                                                      3.75                               3.20
                                                                            3.75                               2.70
                                                                            3.50                               2.70
Sep 01                                                                      3.00                               2.60
                                                                            2.50                               2.10
                                                                            2.00                               1.90
Dec 01                                                                      1.75                               1.60
                                                                            1.75                               1.10
                                                                            1.75                               1.10
Mar 02                                                                      1.75                               1.50
                                                                            1.75                               1.60
                                                                            1.75                               1.20
Jun 02                                                                      1.75                               1.10
                                                                            1.75                               1.50
                                                                            1.75                               1.80
Sep 02                                                                      1.75                               1.50
                                                                            1.75                               2.00
                                                                            1.25                               2.20
Dec 02                                                                      1.25                               2.40
                                                                            1.25                               2.60
                                                                            1.25                               3.00
Mar 03                                                                      1.25                               3.00

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percentage change of the Consumer Price Index for all urban consumers at the end of each month.

Source: Bloomberg

       PERFORMANCE SUMMARY

RETURN HIGHLIGHTS

(as of March 31, 2003)

                                        A SHARES   B SHARES   C SHARES
----------------------------------------------------------------------
Six-month total return based on
NAV(1)                                     1.43%      0.97%      0.97%
----------------------------------------------------------------------
Six-month total return(2)                 -3.41%     -2.97%     -0.01%
----------------------------------------------------------------------
One-year total return(2)                   5.51%      5.75%      8.67%
----------------------------------------------------------------------
Five-year average annual total
return(2)                                  5.52%      5.50%      5.73%
----------------------------------------------------------------------
Ten-year average annual total
return(2)                                  5.59%      5.62%(3)    5.29%
----------------------------------------------------------------------
Life-of-Fund average annual total
return(2)                                  7.71%      5.96%(3)    5.23%
----------------------------------------------------------------------
Commencement date                       07/16/84   12/20/91   03/10/93
----------------------------------------------------------------------
Distribution Rate(4)                       4.08%      3.57%      3.58%
----------------------------------------------------------------------
SEC Yield(5)                               2.71%      2.11%      2.11%
----------------------------------------------------------------------

(1) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (4.75% for Class A Shares) or contingent deferred sales charge (CDSC) for Class B and Class C Shares. On purchases of Class A Shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B Shares are calculated without the effect of the maximum 4% CDSC, charged on certain redemptions made within the first and second years of purchase and declining to 0% after the fifth year. Returns for Class C Shares are calculated without the effect of the maximum 1% CDSC, charged on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% for Class A Shares and 1% for Class B and Class C Shares and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(2) Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (4.75% for Class A Shares) or CDSC for Class B and Class C Shares and combined Rule 12b-1 fees and service fees. On purchases of Class A Shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B Shares are calculated with the effect of the maximum 4% CDSC, charged on certain redemptions made within the first and second years of purchase and declining to 0% after the fifth year. Returns for Class C Shares are calculated with the effect of the maximum 1% CDSC, charged on certain redemptions made within one year of purchase. The combined Rule 12b-1 fees and service fees for Class A Shares is up to .25% and for Class B and Class C Shares is 1%. The returns above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(3) Reflects the conversion of Class B Shares into Class A Shares six years after the end of the calendar month in which the shares were purchased. See footnote 3 in the Notes to Financial Statements for additional information.

(4) Distribution rate represents the monthly annualized distributions of the Fund at the end of the period and not the earnings of the Fund.

(5) SEC Yield is a standardized calculation prescribed by the Securities and Exchange Commission for determining the amount of net income a portfolio should theoretically generate for the 30-day period ended March 31, 2003.

    See the Comparative Performance section of the current prospectus. An investment in the Fund is subject to investment risks, and you could lose money on your investment in the Fund. Please review the Risk/Return Summary of the Prospectus for further details on investment risks. Past performance is no guarantee of future results. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. As a result of recent market activity, current performance may vary from the figures shown. For more up-to-date information, please visit vankampen.com or speak with your financial advisor.

    Fund shares are neither insured nor guaranteed by the U.S. Government.

    Market forecasts provided in this report may not necessarily come to pass.

               PORTFOLIO AT A GLANCE

SIX-MONTH DIVIDEND HISTORY

(for the six months ending March 31, 2003)
[BAR GRAPH]

                                                                         DIVIDENDS                   SPECIAL INCOME DIVIDENDS
                                                                         ---------                   ------------------------
10/02                                                                     $0.0380
11/02                                                                     $0.0380
12/02                                                                     $0.0380                            $0.0633
1/03                                                                      $0.0380
2/03                                                                      $0.0380
3/03                                                                      $0.0380

The dividend history represents dividends that were paid on the fund's Class A shares and is no guarantee of the fund's future dividends.

ASSET ALLOCATION

(as a percentage of long-term investments)
[BAR GRAPH]

                                                                       MARCH 31, 2003                   SEPTEMBER 30, 2002
                                                                       --------------                   ------------------
U.S. Treasuries                                                              61%                                55%
FNMA                                                                         22%                                33%
GNMA                                                                          7%                                 7%
FHLMC                                                                        10%                                 5%

COUPON DISTRIBUTION

(as a percentage of long-term investments--March 31, 2003)
[BAR GRAPH]

                                                                          COUPON DISTRIBUTION
                                                                          -------------------
less than 6.0%                                                                    0.4%
6-6.9%                                                                           23.6%
7-7.9%                                                                           29.7%
8-8.9%                                                                           22.0%
9-9.9%                                                                           14.1%
10% or more                                                                      10.2%

Q&A WITH YOUR PORTFOLIO MANAGERS

WE RECENTLY SPOKE WITH THE PORTFOLIO MANAGEMENT TEAM FOR THE VAN KAMPEN GOVERNMENT SECURITIES FUND ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS AND INFLUENCED THE FUND'S RETURN DURING THE SIX-MONTH PERIOD ENDED MARCH 31, 2003. THE FUND IS MANAGED BY THE ADVISER'S TAXABLE FIXED-INCOME TEAM. CURRENT MEMBERS(1) OF THE TEAM INCLUDE W. DAVID ARMSTRONG, MANAGING DIRECTOR; PAUL F. O'BRIEN, EXECUTIVE DIRECTOR; AND DAVID HOROWITZ, EXECUTIVE DIRECTOR. THE FOLLOWING DISCUSSION REFLECTS THEIR VIEWS ON THE FUND'S PERFORMANCE.

(1) Team members may change without notice at any time.

Q   WHAT WAS THE MARKET
    ENVIRONMENT FOR THE PAST SIX MONTHS?

A   In the beginning of the period, we
saw the end of the flight to quality that marked much of 2002's activity in the government bond markets. Investors were clearly jittery due to corporate and economic weakness as well as uncertainty over the geopolitical situation. As a result, they moved assets into perceived safe havens such as Treasury and agency debt and drove yield spreads down to levels not seen for decades.

    This trend reached its peak, with yields reaching their troughs in the first weeks of October. At that time, investors gained more confidence in the prospects for the U.S. economy. Some corporations also announced positive earnings news, and consequently the stock and corporate bond markets had a short-term rally. The market's optimism was tempered in the first months of 2003, however, when it became clear that the economy was not growing as quickly as many had hoped. The onset of Operation Iraqi Freedom also weighed on the market.

    These conflicting forces caused government bond markets to trade within a fairly defined range. The yield curve steepened somewhat during the period, as the Federal Reserve Board (the Fed) cut interest rates at the short end while yields trended somewhat higher on the long end. But overall these changes were fairly moderate.

Q   HOW DID THE FUND PERFORM
    DURING THIS TIME?

A   The fund continued to provide
shareholders with what we believe is an attractive level of income, as its monthly dividend of $0.0380 per Class A share translates to a distribution rate of 4.08 percent based on the fund's maximum offering price as of March 31, 2003. For the six-month period ended March 31, 2003, the fund generated a total return of 1.43 percent.

By comparison, the Lehman Brothers Mutual Fund Government/Mortgage Index posted a total return of 2.06 percent.

    Performance information for the fund reflects Class A shares at net asset value including combined Rule 12b-1 fees and service fees of up to 0.25 percent and excluding a maximum sales charge of 4.75 percent; if the maximum sales charge were included, the return would be lower. The return above does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Of course, past performance is no guarantee of future results. Performance of other share classes will vary. Investment return and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. As a result of recent market activity, current performance may vary from the figures shown. For more up-to-date information, please visit vankampen.com or speak with your financial advisor.

    The Lehman Brothers Mutual Fund Government/Mortgage Index is a broad-based, unmanaged index comprised of U.S. government treasuries securities and agency mortgage-backed securities. Index returns do not include any sales charges or fees that would be paid by an investor purchasing the securities the index represents. Such costs would lower performance. It is not possible to invest directly in an index. For additional performance results, please refer to the chart and footnotes on page 4.

Q   WHAT STRATEGIES DID YOU USE TO
    MANAGE THE FUND?

A   We chose to respond to low
interest rates in the government bond markets in a number of ways. First, we kept the portfolio's duration (a measure of sensitivity to changes in interest rates) substantially lower than its benchmark index. With interest rates at 40-year lows, we believed the chance of rising interest rates was quite high. Therefore, we kept the fund's duration below its benchmark in order to minimize the potential downward price impact of any rate increase. We also underweighted the five-year segment of the yield curve, which our analysis showed was overvalued given the near-term potential for a climb in interest rates.

    We also adjusted the fund's exposure to mortgage-backed securities to benefit from the lower interest-rate environment. The portfolio retains substantial holdings of premium-priced higher-coupon bonds. These bonds tend to have lower price change sensitivity to fluctuations in interest rates and, in many instances, the bonds are older and have experienced significant homeowner prepayment activity. This latter characteristic often leads to a future lessening in prepayment rates which typically results in a higher, more stable income stream. Finally, we purchased newer mortgage-backed securities--issues that had somewhat lower coupons but appeared to be inexpensive, given our outlook for interest rates. In keeping with our mandate to maintain the highest credit quality, all of the portfolio's mortgage holdings carried an agency guarantee.

    Within the broader portfolio, we balanced these mortgage-backed security holdings against a combination of Treasury and agency bonds. These bonds generally feature fixed maturities, which makes them more responsive to current interest rates. These features also help offset the prepayment characteristics inherent in mortgages.

Q   WHAT IS YOUR OUTLOOK FOR THE
    MARKETS IN THE COMING MONTHS?

A   We believe that the U.S. economy
is poised to recover after the successful conclusion of Operation Iraqi Freedom. Economic recoveries have historically been accompanied by rising interest rates, and we anticipate that this cycle will be no different. We do not anticipate runaway growth or inflation, however, but rather a period of moderately rising output with little inflationary pressure. In the meantime, we will continue to monitor the markets closely for any emerging opportunities.

                           ANNUAL HOUSEHOLDING NOTICE

To reduce fund expenses, the fund attempts to eliminate duplicate mailings to the same address. The fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The fund's prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

BOND: A debt security issued by a government or corporation that pays the bondholder a stated rate of interest and repays the principal at the maturity date.

COUPON RATE: The stated rate of interest a bond pays on an annual basis, expressed as a percentage of its face value.

CREDIT RATING: An evaluation of a bond issuer's credit history and capability of repaying debt obligations. Standard & Poor's Ratings Group and Moody's Investors Service are two companies that assign credit ratings. Standard & Poor's ratings range from a high of AAA to a low of D, Moody's from a high of Aaa to a low of C.

DURATION: A measure of the sensitivity of a bond's price to changes in interest rates, expressed in years. Each year of duration represents an expected 1 percent change in the price of a bond for every 1 percent change in interest rates. The longer a bond's duration, the greater the effect of interest-rate movements on its price. Typically, funds with shorter durations perform better in rising-rate environments, while funds with longer durations perform better when rates decline.

MORTGAGE-BACKED SECURITIES: Securities supported by pools of similar mortgages. These securities are generally issued by agencies of the U.S. government, such as the Government National Mortgage Association (GNMA, or "Ginnie Mae") and Federal Home Loan Mortgage Corporation (FHLMC, or "Freddie Mac").

YIELD CURVE: The pattern that results from viewing the yields of U.S. Treasury securities maturing in 1, 5, 10 and 30 years. When grouped together and graphed, a pattern of increasing yield is often reflected as the time to maturity extends. This pattern creates an upward sloping curve. A "flat" yield curve represents little difference between short- and long-term interest rates, while a "negative" yield curve represents decreasing yields as the time to maturity extends.

                                               BY THE NUMBERS

YOUR FUND'S INVESTMENTS

March 31, 2003 (Unaudited)
THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

PAR
AMOUNT                                                                              MARKET
(000)      DESCRIPTION                          COUPON          MATURITY            VALUE
           ASSET BACKED SECURITIES  0.0%
$      6   PacificAmerica Home Equity
           Loan (Variable Rate Coupon)...        1.570%         12/25/27        $        5,873
                                                                                --------------

           COLLATERALIZED MORTGAGE
           OBLIGATIONS  2.4%
   1,343   Federal National Mortgage
           Association (REMIC)...........        1.890          03/25/09             1,348,539
   9,700   Federal National Mortgage
           Association...................        6.000          02/25/22             9,859,080
  20,250   Federal National Mortgage
           Association...................        6.022          11/25/10            22,903,319
   1,810   Government National Mortgage
           Association (REMIC)...........        5.500          02/16/23             1,809,929
  28,569   Government National Mortgage
           Association Pools (Interest
           Only) (REMIC) (Inverse
           Floating Rate) (a)............        6.631          05/16/32             2,265,735
  32,628   Government National Mortgage
           Association Pools (Interest
           Only) (REMIC) (Inverse
           Floating Rate) (a)............        6.031          05/16/32             2,256,397
                                                                                --------------
           TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS..........................      40,442,999
                                                                                --------------

           MORTGAGE BACKED
           SECURITIES  22.5%
   1,948   Federal Home Loan Mortgage
           Corp. Gold 20 Year Pools......        7.500    03/01/20 to 11/01/20       2,083,841
   4,002   Federal Home Loan Mortgage
           Corp. Gold 30 Year Pools......        6.000    04/01/29 to 06/01/31       4,152,287
   2,477   Federal Home Loan Mortgage
           Corp. Gold 30 Year Pools......        6.500    02/01/26 to 05/01/26       2,592,593
  70,758   Federal Home Loan Mortgage
           Corp. Gold 30 Year Pools......        7.500    07/01/21 to 11/01/32      75,530,159
   6,384   Federal Home Loan Mortgage
           Corp. Gold 30 Year Pools......        8.000    07/01/24 to 10/01/31       6,888,410

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2003 (Unaudited)

PAR
AMOUNT                                                                              MARKET
(000)      DESCRIPTION                          COUPON          MATURITY            VALUE
           MORTGAGE BACKED SECURITIES (CONTINUED)
$      0   Federal Home Loan Mortgage
           Corp. Non-Gold 30 Year
           Pools.........................       11.000%         02/01/14        $          203
   7,930   Federal National Mortgage
           Association 15 Year
           Dwarf Pools...................        6.000    01/01/09 to 07/01/14       8,354,123
   6,190   Federal National Mortgage
           Association 15 Year
           Dwarf Pools...................        6.500    12/01/07 to 06/01/12       6,581,024
   1,336   Federal National Mortgage
           Association 15 Year
           Dwarf Pools...................        7.000    08/01/14 to 07/01/15       1,427,162
   6,467   Federal National Mortgage
           Association 15 Year
           Dwarf Pools...................        7.500    01/01/07 to 05/01/15       6,936,434
       3   Federal National Mortgage
           Association 20 Year Pools.....        7.500          06/01/21                 3,521
  24,392   Federal National Mortgage
           Association 30 Year Pools.....        6.000    02/01/28 to 07/01/29      25,356,795
  42,906   Federal National Mortgage
           Association 30 Year Pools.....        6.500    05/01/23 to 07/01/29      44,871,299
     852   Federal National Mortgage
           Association 30 Year Pools.....        7.000          02/01/31               898,960
 103,413   Federal National Mortgage
           Association 30 Year Pools.....        7.500    03/01/22 to 09/01/32     110,290,449
  13,821   Federal National Mortgage
           Association 30 Year Pools.....        8.000    09/01/24 to 04/01/32      14,958,669
     225   Federal National Mortgage
           Association 30 Year Pools
           (FHA/VA)......................        8.500    01/01/22 to 09/01/24         246,858
      56   Federal National Mortgage
           Association 30 Year Pools.....       11.500    05/01/15 to 05/01/19          64,149
     816   Federal National Mortgage
           Association 30 Year Pools.....       12.000    03/01/13 to 01/01/16         950,783
   4,610   Government National Mortgage
           Association 30 Year Pools.....        6.000          12/15/28             4,826,181
  13,472   Government National Mortgage
           Association 30 Year Pools.....        6.500    06/15/23 to 02/15/29      14,205,449
  17,093   Government National Mortgage
           Association 30 Year Pools.....        7.000    12/15/22 to 12/15/27      18,201,734
  13,374   Government National Mortgage
           Association 30 Year Pools.....        7.500    02/15/07 to 08/15/28      14,397,687

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2003 (Unaudited)

PAR
AMOUNT                                                                              MARKET
(000)      DESCRIPTION                          COUPON          MATURITY            VALUE
           MORTGAGE BACKED SECURITIES (CONTINUED)
$  9,495   Government National Mortgage
           Association 30 Year Pools.....        8.000%   07/15/07 to 10/15/25  $   10,446,072
   5,429   Government National Mortgage
           Association 30 Year Pools.....        8.500    09/15/04 to 12/15/21       6,005,338
   2,313   Government National Mortgage
           Association 30 Year Pools.....        9.000    12/15/17 to 12/15/19       2,583,891
      29   Government National Mortgage
           Association 30 Year Pools.....       11.000    01/15/10 to 11/15/20          34,511
   1,159   Government National Mortgage
           Association 30 Year Pools.....       12.000    06/15/11 to 06/15/15       1,374,736
     511   Government National Mortgage
           Association 30 Year Pools.....       12.500    05/15/10 to 11/15/15         609,758
   1,330   Government National Mortgage
           Association II 30 Year
           Pools.........................        6.000          04/20/29             1,386,734
                                                                                --------------
           TOTAL MORTGAGE BACKED SECURITIES  22.5%............................     386,259,810
                                                                                --------------

           UNITED STATES GOVERNMENT
           AGENCY OBLIGATIONS  1.5%
     500   Federal Home Loan Mortgage
           Corp. Pools...................        5.750          07/15/03               506,640
  24,600   Federal Home Loan Mortgage
           Corp. Pools...................        7.375          05/15/03            24,786,714
                                                                                --------------
           TOTAL UNITED STATES GOVERNMENT AGENCY OBLIGATIONS..................      25,293,354
                                                                                --------------

           UNITED STATES TREASURY
           OBLIGATIONS  42.0%
  68,500   United States Treasury
           Bonds.........................        7.625          02/15/25            93,588,125
  48,600   United States Treasury
           Bonds.........................        8.000          11/15/21            67,741,985
  72,000   United States Treasury
           Bonds.........................        8.125          08/15/19           100,504,728
   6,000   United States Treasury
           Bonds.........................        8.125          08/15/21             8,448,516
   1,000   United States Treasury Bonds
           (b)...........................        8.750          05/15/17             1,450,313
  28,000   United States Treasury Bonds
           (b)...........................        8.750          08/15/20            41,399,540
  33,200   United States Treasury
           Bonds.........................        9.000          11/15/18            49,580,847
  34,000   United States Treasury
           Bonds.........................        9.250          02/15/16            50,537,838
  52,200   United States Treasury
           Bonds.........................        9.375          02/15/06            63,068,249
   7,000   United States Treasury
           Bonds.........................       10.375          11/15/12             9,310,280
  59,600   United States Treasury
           Bonds.........................       10.750          05/15/03            60,307,810
  10,000   United States Treasury
           Bonds.........................       10.750          08/15/05            12,106,650

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2003 (Unaudited)

PAR
AMOUNT                                                                              MARKET
(000)      DESCRIPTION                          COUPON          MATURITY            VALUE
           UNITED STATES TREASURY OBLIGATIONS (CONTINUED)
$ 12,500   United States Treasury
           Bonds.........................       11.125%         08/15/03        $   12,969,250
   5,500   United States Treasury
           Bonds.........................       11.625          11/15/04             6,400,410
  11,000   United States Treasury
           Bonds.........................       12.000          08/15/13            15,926,372
  27,350   United States Treasury
           Notes.........................        6.000          08/15/09            31,728,161
  23,100   United States Treasury
           Notes.........................        6.500          10/15/06            26,424,252
   8,250   United States Treasury
           Notes.........................        6.500          02/15/10             9,846,185
  11,500   United States Treasury
           Notes.........................        6.625          05/15/07            13,363,368
  41,900   United States Treasury
           Notes.........................        6.750          05/15/05            46,425,535
   1,000   United States Treasury Notes
           (STRIPS) (c)..................         *             05/15/11               730,725
                                                                                --------------
           TOTAL UNITED STATES TREASURY OBLIGATIONS  42.0%....................     721,859,139
                                                                                --------------

TOTAL LONG-TERM INVESTMENTS  68.4%
  (Cost $1,088,149,069).......................................................   1,173,861,175
REPURCHASE AGREEMENT  31.1%
UBS Securities ($534,427,000 par collateralized by U.S. Government obligations in a pooled cash account, dated 03/31/03, to be sold on 04/01/03 at
  $534,446,447)
  (Cost $534,427,000).........................................................     534,427,000
                                                                                --------------
TOTAL INVESTMENTS  99.5%
  (Cost $1,622,576,069).......................................................   1,708,288,175
OTHER ASSETS IN EXCESS OF LIABILITIES  0.5%...................................       8,461,038
                                                                                --------------

NET ASSETS  100.0%............................................................  $1,716,749,213
                                                                                ==============

 * Zero coupon bond

(a) An Inverse Floating Rate security is one where the coupon is inversely indexed to a short-term floating interest rate multiplied by a specific factor. As the floating rate rises, the coupon is reduced. Conversely, as the floating rate declines, the coupon is increased. The price of these securities may be more volatile than the price of a comparable fixed rate security. These instruments are typically used by the Fund to enhance the yield of the portfolio.

(b) Assets segregated as collateral for open futures and forward transactions.

(c) Interest only strip.

FHA/VA--Federal Housing Administration/Department of Veterans Affairs
REMIC--Real Estate Mortgage Investment Conduits
                                               See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
March 31, 2003 (Unaudited)

ASSETS:
Total Investments, including repurchase agreement of
  $534,427,000 (Cost $1,622,576,069)........................  $1,708,288,175
Receivables:
  Interest..................................................      14,323,859
  Fund Shares Sold..........................................       2,152,908
Other.......................................................         285,892
                                                              --------------
    Total Assets............................................   1,725,050,834
                                                              --------------
LIABILITIES:
Payables:
  Fund Shares Repurchased...................................       2,629,719
  Income Distributions......................................       1,695,302
  Distributor and Affiliates................................       1,036,308
  Investment Advisory Fee...................................         773,932
  Variation Margin on Futures...............................         715,308
  Custodian Bank............................................          52,165
Forward Commitments.........................................         609,010
Accrued Expenses............................................         403,938
Trustees' Deferred Compensation and Retirement Plans........         385,939
                                                              --------------
    Total Liabilities.......................................       8,301,621
                                                              --------------
NET ASSETS..................................................  $1,716,749,213
                                                              ==============
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $1,822,280,418
Net Unrealized Appreciation.................................      84,411,248
Accumulated Undistributed Net Investment Income.............     (34,344,316)
Accumulated Net Realized Loss...............................    (155,598,137)
                                                              --------------
NET ASSETS..................................................  $1,716,749,213
                                                              ==============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $1,431,723,890 and 134,473,010 shares of
    beneficial interest issued and outstanding).............  $        10.65
    Maximum sales charge (4.75%* of offering price).........             .53
                                                              --------------
    Maximum offering price to public........................  $        11.18
                                                              ==============
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $231,595,342 and 21,820,949 shares of
    beneficial interest issued and outstanding).............  $        10.61
                                                              ==============
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $53,429,981 and 5,048,269 shares of
    beneficial interest issued and outstanding).............  $        10.58
                                                              ==============

* On sales of $100,000 or more, the sales charge will be reduced.

See Notes to Financial Statements

Statement of Operations
For the Six Months Ended March 31, 2003 (Unaudited)

INVESTMENT INCOME:
Interest....................................................  $ 36,275,755
                                                              ------------
EXPENSES:
Investment Advisory Fee.....................................     4,496,185
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $1,784,737, $1,070,985 and $250,427,
  respectively).............................................     3,106,149
Shareholder Services........................................     1,200,149
Custody.....................................................       120,619
Legal.......................................................        26,576
Trustees' Fees and Related Expenses.........................        17,195
Other.......................................................       295,480
                                                              ------------
    Total Expenses..........................................     9,262,353
    Less Credits Earned on Cash Balances....................        40,442
                                                              ------------
    Net Expenses............................................     9,221,911
                                                              ------------
NET INVESTMENT INCOME.......................................  $ 27,053,844
                                                              ============
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................................  $ 11,814,172
  Futures...................................................    (2,770,929)
  Forward Commitments.......................................     6,894,778
                                                              ------------
Net Realized Gain...........................................    15,938,021
                                                              ------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   104,935,132
                                                              ------------
  End of the Period:
    Investments.............................................    85,712,106
    Futures.................................................      (976,731)
    Forward Commitments.....................................      (324,127)
                                                              ------------
                                                                84,411,248
                                                              ------------
Net Unrealized Depreciation During the Period...............   (20,523,884)
                                                              ------------
NET REALIZED AND UNREALIZED LOSS............................  $ (4,585,863)
                                                              ============
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $ 22,467,981
                                                              ============

                                               See Notes to Financial Statements

Statements of Changes in Net Assets
(Unaudited)

                                                  SIX MONTHS ENDED        YEAR ENDED
                                                   MARCH 31, 2003     SEPTEMBER 30, 2002
                                                  --------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income............................  $   27,053,844       $   53,828,281
Net Realized Gain................................      15,938,021           60,207,389
Net Unrealized Appreciation/Depreciation During
  the Period.....................................     (20,523,884)          15,527,545
                                                   --------------       --------------
Change in Net Assets from Operations.............      22,467,981          129,563,215
                                                   --------------       --------------

Distributions from Net Investment Income:
  Class A Shares.................................     (39,183,074)         (64,642,835)
  Class B Shares.................................      (5,072,085)          (5,029,167)
  Class C Shares.................................      (1,188,190)          (1,148,315)
                                                   --------------       --------------
Total Distributions..............................     (45,443,349)         (70,820,317)
                                                   --------------       --------------

NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES.....................................     (22,975,368)          58,742,898
                                                   --------------       --------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold........................     290,890,408          518,634,452
Net Asset Value of Shares Issued Through Dividend
  Reinvestment...................................      31,834,287           46,799,615
Cost of Shares Repurchased.......................    (302,416,303)        (397,119,147)
                                                   --------------       --------------
NET CHANGE IN NET ASSETS FROM CAPITAL
  TRANSACTIONS...................................      20,308,392          168,314,920
                                                   --------------       --------------
TOTAL INCREASE/DECREASE IN NET ASSETS............      (2,666,976)         227,057,818
NET ASSETS:
Beginning of the Period..........................   1,719,416,189        1,492,358,371
                                                   --------------       --------------
End of the Period (Including accumulated
  undistributed net investment income of
  ($34,344,316) and ($15,954,811),
  respectively)..................................  $1,716,749,213       $1,719,416,189
                                                   ==============       ==============

See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                            SIX MONTHS                                                   NINE MONTHS
                              ENDED                YEAR ENDED SEPTEMBER 30,                 ENDED
CLASS A SHARES              MARCH 31,    ---------------------------------------------    SEPT. 30,
                             2003 (b)    2002 (a) (b)     2001       2000       1999        1998
                            ------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF THE PERIOD............  $  10.79      $  10.41     $   9.77   $   9.72   $  10.64    $  10.26
                             --------      --------     --------   --------   --------    --------
  Net Investment Income....       .18           .38          .54        .56        .61         .48
  Net Realized and
    Unrealized Gain/Loss...      (.03)          .50          .61        .05       (.90)        .39
                             --------      --------     --------   --------   --------    --------
Total from Investment
  Operations...............       .15           .88         1.15        .61       (.29)        .87
Less Distributions from Net
  Investment Income........       .29           .50          .51        .56        .63         .49
                             --------      --------     --------   --------   --------    --------
NET ASSET VALUE, END OF THE
  PERIOD...................  $  10.65      $  10.79     $  10.41   $   9.77   $   9.72    $  10.64
                             ========      ========     ========   ========   ========    ========

Total Return (c)...........     1.43%*        8.76%       12.07%      6.53%     -2.71%       8.62%*
Net Assets at End of the
  Period (In millions).....  $1,431.7      $1,467.9     $1,361.8   $1,389.6   $1,688.8    $1,933.8
Ratio of Expenses to
  Average Net Assets.......      .97%          .99%        1.02%      1.00%      1.02%       1.02%
Ratio of Net Investment
  Income to Average Net
  Assets...................     3.30%         3.69%        5.41%      5.91%      6.01%       6.30%
Portfolio Turnover.........       26%*          97%          65%       100%        94%        180%*

* Non-Annualized

(a) As required, effective October 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on fixed income securities and presenting paydown gains and losses on mortgage- and asset-backed securities as interest income. The effect of these changes for the year ended September 30, 2002 was to decrease net investment income per share by $.13, increase net realized and unrealized gains and losses per share by $.13, and decrease the ratio of net investment income to average net assets from 4.93% to 3.69%. Per share, ratios, and supplemental data for periods prior to September 30, 2002 have not been restated to reflect this change in presentation.

(b) Based on average month-end shares outstanding.

(c) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 4.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns include Rule 12b-1 fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

                                               See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                             SIX MONTHS                                                   NINE MONTHS
                               ENDED                YEAR ENDED SEPTEMBER 30,                 ENDED
CLASS B SHARES               MARCH 31,    ---------------------------------------------    SEPT. 30,
                              2003 (b)    2002 (a) (b)   2001 (b)   2000 (b)   1999 (b)    1998 (b)
                             ------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF THE PERIOD.............   $10.76        $10.40       $ 9.76     $9.71      $10.63      $10.26
                               ------        ------       ------     -----      ------      ------
  Net Investment Income.....      .14           .30          .47       .49         .53         .42
  Net Realized and
    Unrealized Gain/Loss....     (.04)          .49          .61       .05        (.89)        .38
                               ------        ------       ------     -----      ------      ------
Total from Investment
  Operations................      .10           .79         1.08       .54        (.36)        .80
Less Distributions from Net
  Investment Income.........      .25           .43          .44       .49         .56         .43
                               ------        ------       ------     -----      ------      ------
NET ASSET VALUE, END OF THE
  PERIOD....................   $10.61        $10.76       $10.40     $9.76      $ 9.71      $10.63
                               ======        ======       ======     =====      ======      ======

Total Return (c)............    0.97%*        7.81%       11.35%     5.76%      -3.49%       8.05%*
Net Assets at End of the
  Period (In millions)......   $231.6        $203.0       $104.9     $59.5      $ 93.9      $153.2
Ratio of Expenses to Average
  Net Assets................    1.73%         1.75%        1.77%     1.75%       1.78%       1.78%
Ratio of Net Investment
  Income to Average Net
  Assets....................    2.54%         2.93%        4.66%     5.16%       5.24%       5.55%
Portfolio Turnover..........      26%*          97%          65%      100%         94%        180%*

* Non-Annualized

(a) As required, effective October 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on fixed income securities and presenting paydown gains and losses on mortgage- and asset-backed securities as interest income. The effect of these changes for the year ended September 30, 2002 was to decrease net investment income per share by $.13, increase net realized and unrealized gains and losses per share by $.13, and decrease the ratio of net investment income to average net assets from 4.17% to 2.93%. Per share, ratios, and supplemental data for periods prior to September 30, 2002 have not been restated to reflect this change in presentation.

(b) Based on average month-end shares outstanding.

(c) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 4%, charged on certain redemptions made within the first and second years of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                             SIX MONTHS                                                   NINE MONTHS
                               ENDED                YEAR ENDED SEPTEMBER 30,                 ENDED
CLASS C SHARES               MARCH 31,    ---------------------------------------------    SEPT. 30,
                              2003 (b)    2002 (a) (b)   2001 (b)   2000 (b)   1999 (b)    1998 (b)
                             ------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF THE PERIOD.............   $10.73        $10.37       $ 9.74     $9.69      $10.61      $10.24
                               ------        ------       ------     -----      ------      ------
  Net Investment Income.....      .13           .29          .47       .49         .53         .42
  Net Realized and
    Unrealized Gain/Loss....     (.03)          .50          .60       .05        (.89)        .38
                               ------        ------       ------     -----      ------      ------
Total from Investment
  Operations................      .10           .79         1.07       .54        (.36)        .80
Less Distributions from Net
  Investment Income.........      .25           .43          .44       .49         .56         .43
                               ------        ------       ------     -----      ------      ------
NET ASSET VALUE, END OF THE
  PERIOD....................   $10.58        $10.73       $10.37     $9.74      $ 9.69      $10.61
                               ======        ======       ======     =====      ======      ======

Total Return (c)............    0.97%*        7.84%       11.27%     5.78%      -3.50%       8.07%*
Net Assets at End of the
  Period (In millions)......   $ 53.4        $ 48.5       $ 25.6     $13.6      $ 18.7      $ 19.3
Ratio of Expenses to Average
  Net Assets................    1.73%         1.75%        1.76%     1.75%       1.78%       1.78%
Ratio of Net Investment
  Income to Average Net
  Assets....................    2.54%         2.93%        4.67%     5.16%       5.25%       5.51%
Portfolio Turnover..........      26%*          97%          65%      100%         94%        180%*

* Non-Annualized

(a) As required, effective October 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on fixed income securities and presenting paydown gains and losses on mortgage- and asset-backed securities as interest income. The effect of these changes for the year ended September 30, 2002 was to decrease net investment income per share by $.13, increase net realized and unrealized gains and losses per share by $.13, and decrease the ratio of net investment income to average net assets from 4.17% to 2.93%. Per share, ratios, and supplemental data for periods prior to September 30, 2002 have not been restated to reflect this change in presentation.

(b) Based on average month-end shares outstanding.

(c) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

                                               See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

March 31, 2003 (Unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Government Securities Fund (the "Fund") is organized as a Delaware business trust, and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's investment objective is to seek to provide high current return consistent with preservation of capital. The Fund commenced investment operations on July 16, 1984. The distribution of the Fund's Class B and Class C Shares commenced on December 20, 1991 and March 10, 1993, respectively.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Investments and forwards are stated at value using market quotations or indications of value obtained from an independent pricing service based upon the mean of the bid and asked prices. For those securities where quotations or prices are not available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Futures contracts are valued at the settlement price established each day on the exchange on which they are traded. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when-issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made. At March 31, 2003, there were no when-issued or delayed delivery purchase commitments.

    The Fund may invest in repurchase agreements which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies

NOTES TO
FINANCIAL STATEMENTS

March 31, 2003 (Unaudited)

advised by Van Kampen Asset Management Inc. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis. Discount is accreted and premium is amortized over the expected life of each applicable security. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset these losses against any future realized capital gains. At September 30, 2002, the Fund had an accumulated capital loss carryforward for tax purposes of $179,949,885 which will expire between September 30, 2003 and September 30, 2009. Of this amount, $4,989,850 will expire on September 30, 2003.

    At March 31, 2003, the cost and related gross unrealized appreciation and depreciation are as follows:


Cost of investments for tax purposes........................    $1,644,382,207
                                                                ==============
Gross tax unrealized appreciation...........................    $   70,260,664
Gross tax unrealized depreciation...........................        (6,354,696)
                                                                --------------
Net tax unrealized appreciation on investments..............    $   63,905,968
                                                                ==============

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains and gains on forwards and futures transactions. All short-term capital gains and a portion of futures gains are included in ordinary income for tax purposes.

NOTES TO
FINANCIAL STATEMENTS

March 31, 2003 (Unaudited)

    The tax character of distributions paid during the year ended September 30, 2002 was as follows:

                                                                   2002
Distributions paid from:
  Ordinary income...........................................    $71,170,452

    As of September 30, 2002, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income...............................    $10,076,143

    The difference between book basis and tax basis undistributed net investment income is attributable primarily to the difference between book and tax amortization methods for premium.

    Net realized gains and losses may differ for financial and tax reporting purposes primarily as a result of the deferral of losses relating to wash sales transactions, straddle positions, and gains or losses recognized for tax purposes on open futures and forward transactions on March 31, 2003.

F. EXPENSE REDUCTIONS During the six months ended March 31, 2003, the Fund's custody fee was reduced by $40,442 as a result of credits earned on cash balances.

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee, payable monthly, as follows:

AVERAGE DAILY NET ASSETS                                        % PER ANNUM
First $1 billion............................................       .540%
Next $1 billion.............................................       .515%
Next $1 billion.............................................       .490%
Next $1 billion.............................................       .440%
Next $1 billion.............................................       .390%
Next $1 billion.............................................       .340%
Next $1 billion.............................................       .290%
Over $7 billion.............................................       .240%

    For the six months ended March 31, 2003, the Fund recognized expenses of approximately $26,600 representing legal services provided by Skadden, Arps, Slate,

NOTES TO
FINANCIAL STATEMENTS

March 31, 2003 (Unaudited)

Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    Under an Accounting Services agreement, the Adviser provides accounting services to the Fund. The Adviser allocates the cost of such services to each fund. For the six months ended March 31, 2003, the Fund recognized expenses of approximately $54,900 representing Van Kampen Investments Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting services to the Fund, which are reported as part of "Other" expenses on the Statement of Operations.

    Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the six months ended March 31, 2003, the Fund recognized expenses of approximately $965,800 representing transfer agency fees paid to VKIS. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Amounts deferred are retained by the Fund and to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of $249,751 are included in "Other" assets on the Statement of Assets and Liabilities at March 31, 2003. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

NOTES TO
FINANCIAL STATEMENTS

March 31, 2003 (Unaudited)

3. CAPITAL TRANSACTIONS

At March 31, 2003, capital aggregated $1,607,241,116, $175,294,826 and
$39,744,476 for Classes A, B and C, respectively. For the six months ended March 31, 2003, transactions were as follows:

                                                            SHARES           VALUE
Sales:
  Class A...............................................   18,419,810    $ 196,693,091
  Class B...............................................    7,165,150       76,310,084
  Class C...............................................    1,684,870       17,887,233
                                                          -----------    -------------
Total Sales.............................................   27,269,830    $ 290,890,408
                                                          ===========    =============
Dividend Reinvestment:
  Class A...............................................    2,506,855    $  26,753,152
  Class B...............................................      394,623        4,198,186
  Class C...............................................       83,209          882,949
                                                          -----------    -------------
Total Dividend Reinvestment.............................    2,984,687    $  31,834,287
                                                          ===========    =============
Repurchases:
  Class A...............................................  (22,521,287)   $(240,256,648)
  Class B...............................................   (4,612,809)     (49,027,793)
  Class C...............................................   (1,240,588)     (13,131,862)
                                                          -----------    -------------
Total Repurchases.......................................  (28,374,684)   $(302,416,303)
                                                          ===========    =============

NOTES TO
FINANCIAL STATEMENTS

March 31, 2003 (Unaudited)

    At September 30, 2002, capital aggregated $1,624,051,521, $143,814,349 and
$34,106,156 for Classes A, B and C, respectively. For the year ended September 30, 2002, transactions were as follows:

                                                            SHARES           VALUE
Sales:
  Class A...............................................   32,999,458    $ 297,885,172
  Class B...............................................   13,396,234      184,529,193
  Class C...............................................    3,400,464       36,220,087
                                                          -----------    -------------
Total Sales.............................................   49,796,156    $ 518,634,452
                                                          ===========    =============
Dividend Reinvestment:
  Class A...............................................    4,028,674    $  41,879,576
  Class B...............................................      393,681        4,093,249
  Class C...............................................       79,727          826,790
                                                          -----------    -------------
Total Dividend Reinvestment.............................    4,502,082    $  46,799,615
                                                          ===========    =============
Repurchases:
  Class A...............................................  (31,780,529)   $(330,355,060)
  Class B...............................................   (5,006,145)     (51,913,796)
  Class C...............................................   (1,431,765)     (14,850,291)
                                                          -----------    -------------
Total Repurchases.......................................  (38,218,439)   $(397,119,147)
                                                          ===========    =============

    Class B Shares purchased on or after June 1, 1996, and any dividend reinvestment plan Class B Shares received thereon, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Class B Shares purchased before June 1, 1996, and any dividend reinvestment plan Class B Shares received thereon, automatically convert to Class A Shares six years after the end of the calendar month in which the shares were purchased. For the six months ended March 31, 2003 and the year ended September 30, 2002, 226,345 and 531,023 Class B Shares converted to Class A Shares, respectively and are shown in the above tables as sales of Class A Shares and repurchases of Class B Shares. Class C Shares purchased before January 1, 1997, and any dividend reinvestment plan Class C Shares received thereon, automatically convert to Class A Shares ten years after the end of the calendar month in which such shares were purchased. Class C Shares purchased on or after January 1, 1997, do not possess a conversion feature. For the six months ended March 31, 2003 and the year ended September 30, 2002, no Class C Shares converted to Class A Shares. Class B and C Shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge
(CDSC). The

NOTES TO
FINANCIAL STATEMENTS

March 31, 2003 (Unaudited)

CDSC will be imposed on most redemptions made within five years of the purchase for Class B Shares and one year of the purchase for Class C Shares as detailed in the following schedule.

                                                                CONTINGENT DEFERRED
                                                                 SALES CHARGE AS A
                                                            PERCENTAGE OF DOLLAR AMOUNT
                                                                 SUBJECT TO CHARGE
                                                            ----------------------------
YEAR OF REDEMPTION                                          CLASS B              CLASS C
First.....................................................   4.00%                1.00%
Second....................................................   4.00%                 None
Third.....................................................   3.00%                 None
Fourth....................................................   2.50%                 None
Fifth.....................................................   1.50%                 None
Sixth and Thereafter......................................    None                 None

    For the six months ended March 31, 2003, Van Kampen, as Distributor for the Fund, received net commissions on sales of the Fund's Class A Shares of approximately $111,000 and CDSC on redeemed shares of approximately $375,200. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of government securities, including paydowns on mortgage-backed securities and excluding short-term investments and forward commitment transactions, were $350,782,217 and $603,692,566 respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio and to manage the portfolio's effective yield, maturity and duration. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/ depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a futures contract or forward commitment. In these instances, the recognition of gain or loss is postponed until the disposal of the security underlying the futures contract or forward commitment.

    Summarized below are the specific types of derivative financial instruments used by the Fund.

NOTES TO
FINANCIAL STATEMENTS

March 31, 2003 (Unaudited)

A. FUTURES CONTRACTS During the period, the Fund invested in futures contracts, a type of derivative. A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in exchange traded futures contracts on U.S. Treasury Bonds and typically closes the contract prior to the delivery date. Upon entering into futures contracts, the Fund maintains an amount of cash or liquid securities with a value equal to a percentage of the contract amount with either a futures commission merchant pursuant to rules and regulations promulgated under the 1940 Act, as amended, or with its custodian in an account in the broker's name. This amount is known as initial margin. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The risk of loss associated with a futures contract is in excess of the variation margin reflected on the Statement of Assets and Liabilities.

    Transactions in futures contracts for the six months ended March 31, 2003 were as follows:

                                                                CONTRACTS
Outstanding at September 30, 2002...........................      2,409
Futures Opened..............................................      6,538
Futures Closed..............................................     (5,543)
                                                                 ------
Outstanding at March 31, 2003...............................      3,404
                                                                 ======

    The futures contracts outstanding as of March 31, 2003, and the descriptions and unrealized appreciation/depreciation are as follows:

                                                                            UNREALIZED
                                                                           APPRECIATION/
                                                              CONTRACTS    DEPRECIATION
LONG CONTRACTS:
  U.S. Treasury Bonds Futures June 2003 (Current Notional
    Value of $112,750 per contract).........................      240        $ 400,290
  U.S. Treasury Notes 2-Year Futures June 2003 (Current
    Notional Value of $215,531 per contract)................      485          414,904
SHORT CONTRACTS:
  U.S. Treasury Notes 10-Year Futures June 2003 (Current
    Notional Value of $114,875 per contract)................    1,125         (883,420)
  U.S. Treasury Notes 5-Year Futures June 2003 (Current
    Notional Value of $113,500 per contract)................    1,554         (908,505)
                                                                -----        ---------
                                                                3,404        $(976,731)
                                                                =====        =========

NOTES TO
FINANCIAL STATEMENTS

March 31, 2003 (Unaudited)

B. FORWARD COMMITMENTS The Fund trades certain securities under the terms of forward commitments, whereby the settlement occurs at a specific future date. Forward commitments are privately negotiated transactions between the Fund and dealers. While forward commitments are outstanding, the Fund maintains sufficient collateral of cash or securities in a segregated account with its custodian. Forward commitments are marked-to-market on a daily basis with changes in value reflected as a component of unrealized appreciation/depreciation. Purchasing securities on a forward commitment involves a risk that the market value at the time of delivery may be lower than the agreed upon purchase price resulting in an unrealized loss. This potential for loss may be greater than the amount shown on the Statement of Assets and Liabilities for forwards that do not intend to settle. Selling securities on a forward commitment involves different risks and can result in losses more significant than those arising from the purchase of such securities.

    The Fund's market exposure from these positions is equal to the Current Value noted below. The following forward commitments were outstanding as of March 31, 2003:

PAR                                                                        UNREALIZED
AMOUNT                                                      CURRENT       APPRECIATION/
(000)                       DESCRIPTION                      VALUE        DEPRECIATION
LONG CONTRACTS:
 $ 22,200    FHLMC April Forward, 6.50% coupon........    $ 23,143,500      $ (62,437)
   60,050    FHLMC April Forward, 7.00% coupon........      63,221,361       (103,241)
   50,200    FNMA April Forward, 5.50% coupon.........      51,266,750       (109,812)
   21,500    FNMA April Forward, 6.00% coupon.........      22,487,667        (47,021)
   60,050    FNMA April Forward, 7.00% coupon.........      63,296,423        (93,858)
  165,750    FNMA May Forward, 6.50% coupon...........     172,742,661        207,270
   35,250    FNMA May Forward, 7.00% coupon...........      37,144,688        (16,523)
   33,175    GNMA April Forward, 5.50% coupon.........      34,056,194        (98,505)
                                                                            ---------
                                                                            $(324,127)
                                                                            =========

C. CLOSED BUT UNSETTLED FORWARD COMMITMENTS In certain situations, the Fund has entered into offsetting transactions for outstanding forward commitments prior to the settlement of the obligation. In doing so, the Fund realizes a gain or loss on the transaction at the time the forward commitment is closed. Risks may occur as a result of the potential inability of counterparties to meet the terms of their contracts. As of March 31, 2003, the Fund has net realized losses on closed but unsettled forward contracts of $284,883 which are scheduled to settle on April 14, 2003.

NOTES TO
FINANCIAL STATEMENTS

March 31, 2003 (Unaudited)

6. DISTRIBUTION AND SERVICE PLANS

With respect to its Class A Shares, Class B Shares and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively, the "Plans"). The Plans govern payments for: the distribution of the Fund's Class A Shares, Class B Shares and Class C Shares; the provision of ongoing shareholder services with respect to such classes of shares; and the maintenance of shareholder accounts with respect to such classes of shares.

    Annual fees under the Plans of up to .25% of Class A average daily net assets and 1.00% each of Class B and Class C average daily net assets are accrued daily. Included in these fees for the six months ended March 31, 2003 are payments retained by Van Kampen of approximately $705,500 and payments made to Morgan Stanley DW Inc., an affiliate of the Adviser, of approximately $102,100. Also, the amount of distribution expenses incurred by Van Kampen and not yet reimbursed was approximately $31,907,600 and $1,527,300 for Class B and C Shares, respectively. These amounts may be recovered from future payments under the distribution plan or CDSC.

                                                VAN KAMPEN INVESTMENTS

THE VAN KAMPEN
FAMILY OF FUNDS

Growth

   Aggressive Growth
   American Value
   Emerging Growth
   Enterprise
   Equity Growth
   Focus Equity
   Growth
   Mid Cap Growth
   Pace
   Select Growth
   Small Cap Growth
   Small Cap Value
   Tax Managed Equity Growth*
   Technology

Growth and Income

   Comstock
   Equity and Income
   Growth and Income
   Harbor
   Real Estate Securities
   Utility
   Value
   Value Opportunities

Global/International

   Asian Equity*
   Emerging Markets
   European Value Equity
   Global Equity Allocation
   Global Franchise
   Global Value Equity
   International Advantage
   International Magnum
   Latin American*
   Worldwide High Income

Income

   Corporate Bond
   Government Securities
   High Income Corporate Bond
   High Yield
   Limited Maturity Government
   U.S. Government

Capital Preservation

   Reserve
   Tax Free Money

Senior Loan

   Prime Rate Income Trust
   Senior Floating Rate

Tax Free

   California Insured Tax Free
   High Yield Municipal**
   Insured Tax Free Income
   Intermediate Term Municipal
     Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Strategic Municipal Income

For more complete information, including risk considerations, fees, sales charges and ongoing expenses, please contact your financial advisor for a prospectus. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

- visit our Web site at
  VANKAMPEN.COM--
  to view a prospectus, select
  Download Fund Info                                             [COMPUTER ICON]

- call us at (800) 847-2424
  Telecommunications Device
  for the Deaf (TDD) users,
  call (800) 421-2833.

                                                                    [PHONE ICON]

- e-mail us by visiting
  VANKAMPEN.COM and
  selecting Contact Us

                                                            [MAIL ICON]

 * Closed to new investors

** Open to new investors for a limited time

BOARD OF TRUSTEES AND IMPORTANT ADDRESSES
VAN KAMPEN GOVERNMENT SECURITIES FUND

BOARD OF TRUSTEES

J. MILES BRANAGAN
JERRY D. CHOATE
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

INVESTMENT ADVISER

VAN KAMPEN ASSET MANAGEMENT INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 947
Jersey City, New Jersey 07303-0947

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02110

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS

ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, Illinois 60606

* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

Van Kampen
Privacy Notice


The Van Kampen companies and investment products* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you make with us, our affiliates, or third parties. We may also collect information you provide when using our web site, and text files (a.k.a. "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

* Includes Van Kampen Investments Inc., Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., Van Kampen Advisors Inc., Van Kampen Management Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc., Van Kampen Trust Company, Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many Van Kampen mutual funds and Van Kampen unit investment trusts.

Van Kampen Funds Inc.
1 Parkview Plaza, P.O. Box 5555
Oakbrook Terrace, IL 60181-5555
www.vankampen.com

                         [VAN KAMPEN INVESTMENTS LOGO]
Copyright (C)2003 Van Kampen Funds Inc. All rights reserved.
29, 129, 229                                                   Member NASD/SIPC.
GOVT SAR 5/03                                                   10625E03-AP-5/03